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                                                                   Exhibit 10.13










March 11, 1996




Dr. Elkan Gamzu, President
Cambridge NeuroScience, Inc.
One Kendall Square, B700
Cambridge, MA 02139

Re: THIRD ADDENDUM TO BUILDING 700 LEASE
AT ONE KENDALL SQUARE, CAMBRIDGE, MA

Dear Dr. Gamzu:

This letter when, signed by an authorized representative of Cambridge NeuroScience, Inc., shall constitute a Third Amendment to the Building 700 at One Kendall Square, Cambridge, MA Lease between Cambridge NeuroScience, Inc. ("Lessee:) and Old Kendall Realty Trust ("Lessor") dated July 16, 1992. The terms of the lease are hereby amended as follows:

A. The expiration date of the Lease shall be June 30, 1998 (formerly June 30, 1997).

B. Lessee's Base Rent from July 1, 1997 through June 30, 1998 shall be $773,065.02 per annum, payable in monthly payments of $64,422.09.

C. Lessee shall have an option to extend the Lease as previously provided in the Lease, except that the option period shall commence on July 1, 1998 (formerly July 1, 1997).

D.   Lessor shall pay a $10,000 commission to Lessee's broker.

E. Except as otherwise set forth herein, the Lease between the parties remains in full force and effect. To the extent that the Lease and this Third Amendment conflict, this Third Amendment shall control.


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March 11, 1996
Third Addendum to Lease



We look forward to Cambridge NeuroScience, Inc.'s continued tenancy at One Kendall Square. Thank you.




Sincerely,


/s/ Allan R. Jones
------------------
Allan R. Jones
Partner

ARJ:tw


Agreed To By:
CAMBRIDGE NEUROSCINEC, INC.

BY:/S/ ELKAN R. GAMZU                               /S/ HARRY W. WILCOX
--------------------------                          -------------------
   ELKAN R. GAMZU                                   HARRY W. WILCOX
   PRESIDENT                                        WITNESS
   HEREUNTO DULY AUTHORIZE

OLD KENDALL REALTY TRUST


/S/ ROBERT A. JONES                              /S/ ELAINE M. GILES
--------------------------                       --------------------------
ROBERT A. JONES, TRUSTEE                         WITNESS

/S/ GEORGE NAJARIAN                              /S/ ELAINE M. GILES
--------------------------                       --------------------------
GEORGE NAJARIAN, TRUSTEE                         WITNESS